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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     DECEMBER 10, 2004
                                                     ---------------------------

                               CRAWFORD & COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

          1-10356                                      58-0506554
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  (Commission File Number)                   (IRS Employer Identification No.)


       5620 GLENRIDGE DRIVE, N.E., ATLANTA, GEORGIA                 30342
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (404) 256-0830
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

     Crawford & Company (the "Company") yesterday received a subpoena from the State of New York, Office of the Attorney General, Eliot Spitzer ("NYAG") requesting information of the Company in connection with an investigation the NYAG is conducting. The subpoena seeks various documents related to the operations of the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRAWFORD & COMPANY


                                       By:      /s/ Peter J. Rescigno
                                       -----------------------------------------
                                       Peter J. Rescigno
                                       Senior Vice President -- General Counsel
                                       & Corporate Secretary

Dated:   December 10, 2004